Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Income Taxes

NOTE 12: INCOME TAXES

For the three months ended March 31, 2013, the Company recorded income tax expense from operations of $1.1 million compared to $2.7 million in the first three months of 2012. The $1.1 million tax expense in the first quarter of 2013 primarily represents foreign and U.S. state income tax expense for the period and adjustments related to our tax LIFO inventory method. Due to existing U.S. federal tax loss carry forwards and a valuation allowance on related deferred tax assets, no current U.S. federal income tax expense on earnings was recorded in the quarter.

In accordance with FASB ASC 740, “Income Taxes,” the Company assesses the realizability of its deferred tax assets. The Company records a valuation allowance when, based upon the evaluation of all available evidence, it is more-likely-than-not that all or a portion of the deferred tax assets will not be realized. In making this determination, we analyze, among other things, our recent history of earnings, the nature and timing of reversing book-tax temporary differences, tax planning strategies and future income. After considering both the positive and negative evidence available, in the second quarter of 2009, the Company determined that it was more-likely-than-not that it would not realize a portion of its U.S. deferred tax assets. As a result, the Company established a valuation allowance against a portion of its U.S. deferred tax assets. The Company has maintained a valuation allowance against a portion of its U.S. deferred tax assets since that time. The valuation allowance is reviewed quarterly and will be maintained until sufficient positive evidence exists to support the reversal of some or all of the valuation allowance. The valuation allowance was $91.6 million and $95.2 million at March 31, 2013 and December 31, 2012, respectively.

Note 17: Income Taxes

The elements of the provision (benefit) for income taxes were as follows:

	Year Ended December 31,
	2012	2011	2010
	(In millions)
Income (loss) before income tax:
U.S.	$103.8	$27.9	$(50.6)
Foreign	(7.2)	(4.8)	(6.5)

	$96.6	$23.1	$(57.1)

Current income taxes:
Federal	$0.5	$(5.2)	$(47.2)
Foreign	(0.6)	5.9	1.5
State	3.1	0.5	0.4

	3.0	1.2	(45.3)
Deferred income taxes	(10.2)	(12.7)	58.2

Total tax provision (benefit)	$(7.2)	$(11.5)	$12.9

Income taxes differ from the amounts computed by applying the federal tax rate as follows:

	Year Ended December 31,
	2012	2011	2010
	(In millions)
Federal income tax expense (benefit) computed at statutory tax rate of 35%	$33.8	$8.1	$(20.0)
Additional taxes or credits from:
State and local income taxes, net of federal income tax effect	4.7	4.5	(0.4)
Non-deductible expenses and non-taxable income	1.9	(1.1)	0.7
Domestic production activities	—	—	2.1
Foreign income not includable in federal taxable income	(0.8)	6.3	5.5
Effect of acquisition related elections and settlements (1)	(7.1)	—	—
Valuation allowance changes (net) (2)	(41.0)	(30.1)	24.5
All other, net	1.3	0.8	0.5

Total income tax provision (benefit)	$(7.2)	$(11.5)	$12.9

(1)	Includes a $8.5 million deferred tax benefit related to a tax election corresponding with the acquisition of Turret, for which an offsetting valuation allowance was also recorded in 2012.
(2)	The 2012 change in valuation allowance includes a benefit from the use of U.S. federal and state net operating loss carryforwards totaling approximately $22 million.

The components of the deferred income tax assets and liabilities arising under FASB ASC 740, “Income Taxes” (“ASC 740”) were as follows:

	At December 31,
	2012	2011
	(In millions)
Deferred tax assets:
AMT tax credit carryforwards	$31	$30
Post-retirement benefits other than pensions	49	54
Federal and foreign net operating loss carryforwards	18	35
State net operating loss carryforwards	7	9
Pension liability	143	139
Other deductible temporary differences	17	23
Less: valuation allowances	(95)	(121)

	$170	$169

Deferred tax liabilities:
Fixed asset basis difference	$112	$116
Inventory basis difference	130	131
Other intangibles	11	19

	253	266

Net deferred tax liability	$(83)	$(97)

The Company recognized a total net tax benefit of $41.0 million related to 2012 changes in valuation allowance, including a $15.2 million tax benefit as a result of the release of valuation allowance related to certain state deferred tax assets recorded at one of its subsidiaries, JT Ryerson, at December 31, 2012. As described in Note 1, the Company assesses the need for a valuation allowance considering all available positive and negative evidence, including past operating results, projections of future taxable income and the feasibility of ongoing tax planning strategies. The fourth quarter of 2012 was the first quarter in which JT Ryerson had sustained an operating profit in both the preceding cumulative three fiscal year period and in each of its two preceding fiscal years, providing objective evidence of JT Ryerson’s ability to earn future profits. Combined with JT Ryerson’s projections of future income providing additional subjective evidence of JT Ryerson’s ability to earn future profits and management’s judgment, the Company determined that these deferred tax assets were more likely than not realizable and accordingly the valuation allowance was no longer required.

The Company will continue to maintain a valuation allowance on definite-lived U.S. federal and state (excluding JT Ryerson) deferred tax assets until such time as in management’s judgment, considering all available positive and negative evidence and consistent with its determinations regarding JT Ryerson described above, the Company determines that these deferred tax assets are more likely than not realizable.

The Company had available at December 31, 2012, federal AMT credit carryforwards of approximately $31 million, which may be used indefinitely to reduce regular federal income taxes.

The Company’s deferred tax assets also include $10 million related to U.S. federal net operating loss (“NOL”) carryforwards which expire in 18 years, $7 million related to state NOL carryforwards which expire generally in 3 to 15 years and $8 million related to foreign NOL carryforwards which expire in 1 to 5 years, available at December 31, 2012.

Earnings from the Company’s foreign subsidiaries are considered to be indefinitely reinvested and, accordingly, no provision for U.S. federal and state income taxes or foreign withholding tax has been made in our Consolidated Financial Statements related to the indefinitely reinvested earnings. At December 31, 2012, the Company had approximately $34 million of undistributed foreign earnings on which no U.S. tax expense has been recorded. A distribution of these non-U.S. earnings in the form of dividends or otherwise would subject the Company to both U.S. federal and state income taxes, as adjusted for tax credits and foreign withholding taxes. A determination of the amount of any unrecognized deferred income tax liability on the undistributed earnings is predominately dependent on the determination of the available tax credits. The ability to benefit from the tax credits is dependent on a number of currently unknown factors including the timing of future distributions, the mix of distributions and the amount of non-U.S. source income in future years. Modeling the many future potential scenarios is therefore not practical.

The Company’s foreign subsidiaries in Canada and China held approximately $51 million in cash and short term investments at the end of 2012 that, if repatriated, would cause the Company to accrue additional U.S. income taxes. The Company does not intend to repatriate these funds.

The Company accounts for uncertain income tax positions in accordance with ASC 740. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Unrecognized Tax Benefits
(In millions)
Unrecognized tax benefits balance at January 1, 2010	$5.0
Gross increases – tax positions in current periods	1.0
Settlements and closing of statute of limitations	(0.2)

Unrecognized tax benefits balance at December 31, 2010	$5.8
Gross increases – tax positions in current periods	1.1
Settlements and closing of statute of limitations	(0.9)

Unrecognized tax benefits balance at December 31, 2011	$6.0
Gross increases – tax positions in current periods	2.0

Unrecognized tax benefits balance at December 31, 2012	$8.0

Ryerson and its subsidiaries are subject to U.S. federal income tax as well as income tax of multiple state and foreign jurisdictions. The Company has substantially concluded all U.S. federal income tax matters for years through 2009. Substantially all state and local income tax matters have been concluded through 2006. However, a change by a state in subsequent years would result in an insignificant change to the Company’s state tax liability. The Company has substantially concluded foreign income tax matters through 2006 for all significant foreign jurisdictions.

We recognize interest and penalties related to uncertain tax positions in income tax expense. As of December 31, 2012 and 2011, we had approximately $0.7 million and $0.5 million of accrued interest related to uncertain tax positions, respectively. Total amount of unrecognized tax benefits that would affect our effective tax rate if recognized is $8.0 million and $2.8 million as of December 31, 2012 and 2011, respectively. Although a larger portion of the unrecognized tax benefit may affect the effective tax rate, currently, the benefit would be in the form of a deferred tax asset fully offset by a valuation allowance.

The Company and its U.S. subsidiaries are included in the consolidated federal income tax return with its parent company, Ryerson Holding. Income taxes have been computed as if the Company filed a separate income tax return.